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                                                                    EXHIBIT 10.5
                                LETTER OF NOTICE
                               CHANGE OFOWNERSHIP

April 27, 2000

Mr. Darrell Maynord

President Upper Cumberland Natural Gas Company, Inc.
and Little Creek Farms, Inc.
4973 Lee Road
Smyrna, Tennessee 37167

          Mr. Maynord, This letter will officially notice you that Alan Hansen, whose address is 1605 15th Street, Huntsville, Texas 77430, has acquired all of the interest in the Livingston, Tennessee Liquids Plant formally owned by Westfield Oil and Gas, Inc. This letter will serve as your acceptance and will acknowledge your full approval of this transaction. Further, you hereby agree that all of the terms and agreements which exist or existed between Upper Cumberland Natural Gas and Westfield Oil and Gas, Inc. are hereby transferred and conveyed to Alan Hansen, or his agent, nominees or assigns, including but not limited to, all obligations, responsibilities, rewards, conditions, terms and shall replace Westfield Oil and Gas, Inc. in all matters concerning the existing Contracts and Agreements which exist or existed between Upper Cumberland Natural Gas, Inc. and Westfield Oil and Gas, Inc. This letter specifically addresses the Gas {Processing Agreement dated November 19, 1999, including paragraph 15.5 in that agreement, and the Amendment to that Contract dated April 27, 2000, both agreements and contract, between Upper Cumberland, Natural Gas Company, Inc. and Westfield Oil and Gas, Inc. Copies attached hereto and made part of this agreement.

Accepted this _____________ day of May, 2000

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UPPER CUMBERLAND NATURAL GAS COMPANY, INC.
Darrell Maynord, President

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LITTLE CREEK FARMS, INC.
Darrell Maynord, President

ACKNOWLEDGEMENT
STATE OF TENNESSEE
COUNTY OF ___________________
Before me the undersigned authority, on this day personally appeared Darrell Maynord, known to be the person whose name is subscribed to the foregoing instrument and acknowledged to me that he executed for the purposes and consideration therein expressed.
Given Under my hand and seal of office this __________ day of May, 2000

                                      Seal

                                       My Commission Expires
                                            November 22, 2000



My commission expires _____________________     --------------------------------
                                                Notary